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                                                                   EXHIBIT 10.25

                                 FIRST AMENDMENT
                                       TO
                  364-DAY AMENDED AND RESTATED CREDIT AGREEMENT

         FIRST AMENDMENT to the 364-Day Amended and Restated Credit Agreement dated as of October 10, 2003 (this "First Amendment") among HILLENBRAND INDUSTRIES, INC. (the "Borrower"), each lender to the 364-Day Amended and Restated Credit Agreement (as defined below) (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and Alternative Rate Lender, CITICORP NORTH AMERICA, INC., as Syndication Agent, and BANK ONE, NA, LASALLE BANK NATIONAL ASSOCIATION and UBS AG, STAMFORD BRANCH, as Documentation Agents.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank One, NA, LaSalle Bank National Association and UBS AG, Stamford Branch, as Documentation Agents, entered into that certain 364-Day Amended and Restated Credit Agreement dated as of July 30, 2003 (the "364-Day Amended and Restated Credit Agreement" and as amended by this First Amendment and as hereinafter amended, modified, supplemented, extended or restated from time to time, the "Amended Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

         (2) The Borrower has requested the Lenders, among other things, amend covenants and other provisions in the 364-Day Amended and Restated Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

         SECTION 1.01. Amendments to Article VII.

         (a) Section 7.01(j) is hereby amended by changing the reference therein from "Section 7.03(g)" to "Section 7.03(i)".

         (b)      Section 7.03 is hereby amended by: (i) changing the existing
Section 7.03(g) to be Section 7.03(i) and replacing in such section the phrase "under subsection (a) through (f)" with "under subsection (a) through (h)", (ii) deleting the word "and" at the end of Section 7.03(f) and (iii) adding new Sections 7.03(g) and (h) as follows:

                  "(g)     Indebtedness of a Substantially-Owned Subsidiary of
         the Borrower to the Borrower or any of its Substantially-Owned Subsidiaries or Indebtedness of the Borrower to any Substantially-Owned Subsidiary of the Borrower if such Indebtedness is evidenced by notes contributed to Sycamore Insurance Company Ltd. or its Subsidiaries or if such Indebtedness otherwise secures liabilities to third parties; provided that (i) immediately before and after giving effect thereto, no Default exists or would result therefrom, (ii) each item of such Indebtedness shall be unsecured and, (A) in the case of Indebtedness owed by the Borrower, shall be subordinated in right of payment to all of the Obligations under this Agreement and the other Loan Documents on the terms set forth in Exhibit G

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         and (B) in the case of Indebtedness owed by any Substantially-Owned
         Subsidiary of the Borrower, shall not be paid unless all accrued and owed Obligations under this Agreement and the other Loan Documents are paid in full; (iii) the aggregate amount of all such Indebtedness shall not exceed $2 billion; and (iv) such Indebtedness shall only be permitted to the extent that it will be eliminated for purposes of the consolidated financial statements of the Borrower in accordance with GAAP;

                  (h) Indebtedness of a Substantially-Owned Subsidiary of the Borrower to the Borrower or any of its Substantially-Owned Subsidiaries or Indebtedness of the Borrower to any Substantially-Owned Subsidiary of the Borrower in connection with loans or advances, other than intercompany Indebtedness of the type contemplated in Section 7.03(g); provided that (i) immediately before and after giving effect thereto, no Default exists or would result therefrom, (ii) each item of intercompany debt shall be unsecured and, (A) in the case of Indebtedness owed by the Borrower, shall be subordinated in right of payment to all of the Obligations under this Agreement and the other Loan Documents on the terms set forth in Exhibit G, and (B) in the case of Indebtedness owed by any Substantially-Owned Subsidiary of the Borrower, shall not be paid unless all accrued and owed Obligations under this Agreement and the other Loan Documents are paid in full; and
         (iii) such Indebtedness shall only be permitted to the extent that it will be eliminated for purposes of the consolidated financial statements of the Borrower in accordance with GAAP; and"

         SECTION 1.02. Other Amendments to Credit Agreement.

         (a) Exhibit G hereto is hereby added as Exhibit G to the Amended Credit Agreement.

         (b) A new definition is hereby added to Section 1.01, in appropriate alphabetical order, as follows:

                  "Substantially-Owned Subsidiary" means any Person at least 90% of the capital stock or other equity interests of which are directly or indirectly owned by the Borrower.

         (c) Section 7.08 is amended by adding the following immediately before the period at the end thereof:

                  "; provided that this Section 7.08 shall not prohibit any transaction permitted by Section 7.03(g) or 7.03(h)"

         SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

                  (a) After giving effect to this First Amendment, the representations and warranties set forth in Article V of the Amended Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof, except (i) to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) the representations and

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         warranties contained in subsections (a) and (b) of Section 5.05 of the
         Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement.

                  (b) After giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing under the Amended Credit Agreement.

                  (c) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by the Borrower.

                  (d) This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this First Amendment do not (i) contravene the terms of any such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which the Borrower is a party, except to the extent that such breach, contravention or creation of any such Lien could not reasonably be expected to have a Material Adverse Effect or
         (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any material Law.

                  (f) There are no actions, suits, proceedings, claims or disputes, pending, or, to the knowledge of the Borrower after due and diligent investigation threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (i) purport to affect or pertain to this Amended Credit Agreement or any other Loan Document, or any of the transactions contemplated hereby or (ii) either individually or in aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 1.04. Effectiveness. This First Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "First Amendment Effective Date"):

                  (a) The Administrative Agent shall have received duly executed counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Required Lenders.

                  (b) The Borrower shall have paid all expenses referred to in Section 1.06 of this First Amendment.

         SECTION 1.05. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ALL PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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         SECTION 1.06. Expenses. The Borrower shall pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment, including all reasonable Attorney Costs. The agreement set forth in this Section 1.06 shall survive the termination of this First Amendment and the Amended Credit Agreement.

         SECTION 1.07. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         SECTION 1.08. Amended Credit Agreement. Except as expressly modified or consented to herein, the Amended Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This First Amendment is a Loan Document executed under the Amended Credit Agreement and shall be construed in accordance with the Amended Credit Agreement. The parties hereto waive any Default or Event of Default existing on the date hereof that resulted from any matter permitted by the Amended Credit Agreement, but not permitted by the 364-Day Amended and Restated Credit Agreement prior to this First Amendment.

                           [Signature Pages to Follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

                                      HILLENBRAND INDUSTRIES, INC.

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      BANK OF AMERICA, N.A., as
                                      Administrative Agent

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      CITICORP NORTH AMERICA, INC., as
                                      Syndication Agent

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      BANK ONE, NA,
                                      as Documentation Agent

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      LASALLE BANK NATIONAL ASSOCIATION, as
                                      Documentation Agent

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

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                                      UBS AG, STAMFORD BRANCH,
                                      as Documentation Agent

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      BANK OF AMERICA, N.A., as a Lender and
                                      Alternative Rate Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      BANK ONE, NA, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      BNP PARIBAS, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

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                                      CITICORP NORTH AMERICA, INC., as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      FIFTH THIRD BANK, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      KEYBANK NATIONAL ASSOCIATION, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      LASALLE BANK NATIONAL ASSOCIATION, as a
                                      Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      NATIONAL CITY BANK OF INDIANA, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

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                                      THE NORTHERN TRUST COMPANY, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      PNC BANK, NATIONAL ASSOCIATION, as a
                                      Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      SUNTRUST BANK, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

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                                    EXHIBIT G
                               SUBORDINATION TERMS

                                    [LEGEND]

                  The indebtedness evidenced by this instrument is subordinated to the prior payment in full of certain Senior Indebtedness pursuant to, and to the extent provided herein. Any holder of this instrument shall be deemed to be bound by, and subject to, the terms of the subordination contained herein.

         The payment of all obligations and amounts owing under this [describe promissory note or other instrument creating intercompany debt] (the "Subordinated Debt") to [describe payee] ("Subordinated Lender") shall be subordinated to all indebtedness under (1) the Three-Year Credit Agreement dated as of August 2, 2002 among Hillenbrand Industries, Inc. (the "Borrower"), the lenders party thereto, Bank of America, N.A., as Administrative Agent for such lenders, Citicorp North America, Inc. (successor by assignment from Citicorp USA, Inc.), as syndication agent for such lenders, and Bank One, NA, LaSalle Bank National Association and UBS AG, Stamford Branch, as documentation agents for such lenders, and (2) the 364-Day Amended and Restated Credit Agreement dated as of July 30, 2003 among the Borrower, the lenders party thereto, Bank of America, N.A., as Administrative Agent for such lenders, Citicorp North America, Inc., as syndication agent for such lenders, and Bank One, NA, LaSalle Bank National Association and UBS AG, Stamford Branch, as documentation agents for such lenders, as each such agreement may be amended, renewed, extended, increased, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time, whether for principal or interest (including, without limitation, interest provided for therein, accruing after the filing of a petition initiating any proceeding under any Federal or state law, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code of the United States or is an allowed claim in such proceeding (the "Senior Indebtedness"), as follows:

         (a) Upon any payment or distribution of all or any of the assets or securities of the Borrower of any kind or character, whether in cash, properties or securities, upon any dissolution, winding up, liquidation, reorganization, arrangement, protection, relief or composition of the Borrower or its debts, whether voluntary or involuntary, total or partial, or in bankruptcy, insolvency, receivership, arrangement, relief or other proceedings, or upon an assignment for the benefit of creditors or any marshaling of the assets and liabilities of the Borrower (any such events or proceedings being an "Insolvency Event"), the holders of the Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness before the Subordinated Lender shall receive any payment on account of principal or interest due under the Subordinated Debt and any payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities to which the Subordinated Lender would be entitled shall be made by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the Administrative Agent on behalf of the holders of the Senior Indebtedness for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment in full of all Senior Indebtedness after giving effect to any concurrent payment or distribution to the

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Administrative Agent on behalf of the holders of the Senior Indebtedness on the
Senior Indebtedness.

         (b) No attempt to exercise any right of set-off or counterclaim by the Subordinated Lender in respect of the Subordinated Debt and no direct or indirect payment, credit or distribution by or on behalf of the Borrower in respect of the Subordinated Debt or upon acceleration, demand, foreclosure, collection, set-off, counterclaim or otherwise, shall be made, and no consideration in respect of the Subordinated Debt shall be given or permitted if at the time of such payment, credit or distribution there exists an event of default under the Senior Indebtedness or the Subordinated Debt.

         (c) If, notwithstanding the foregoing prohibited payments, credits or distributions or the giving or receipt of consideration, the Subordinated Lender shall receive any payment, credit or distribution in respect of the Subordinated Debt contrary to such provisions, then in such event such payment, credit, distribution or consideration shall be received and held in trust for the Administrative Agent on behalf of the holders of the Senior Indebtedness and shall be paid over or delivered to the Administrative Agent on behalf of the holders of the Senior Indebtedness for application to or as collateral for the payment in full of the Senior Indebtedness after giving effect to any concurrent payment or distribution to the Administrative Agent on behalf of the Senior Indebtedness in respect of the Senior Indebtedness. No amount paid by the Borrower to the holders of the Subordinated Debt and paid over by the holder of the Subordinated Debt to the Administrative Agent on behalf of the holders of the Senior Indebtedness shall, as between the Borrower and the holders of the Subordinated Debt, be deemed to be a payment by the Borrower to or on account of such Subordinated Debt.

         (d) No present or future holder of Senior Indebtedness shall be prejudiced in his or its right to enforce subordination of the Subordinated Lender by any act or failure to act on the part of the Borrower whether or not such act or failure shall give rise to any right of rescission or other claim or cause of action on the part of the Subordinated Lender. Nothing contained in this Subordinated Debt is intended to or shall impair as between the Borrower and the Subordinated Lender, the obligations of the Borrower to the holders of the Subordinated Debt to pay the Subordinated Debt as and when it shall become due and payable in accordance with its terms, nor is intended to affect the relative rights of the holder of the Subordinated Debt and the creditors of the Borrower (other than the holders of the Senior Indebtedness).

         (e) If the Subordinated Lender does not file a proper claim or proof of debt in the form required in connection with any dissolution, winding up, liquidation, or reorganization of the Borrower in any bankruptcy, insolvency, or receivership proceedings prior to thirty (30) calendar days before the expiration of the time to file such claim or proofs, or shall otherwise fail to act with reasonable diligence to realize upon, enforce, perfect or pursue its claims in any such proceeding, then the Administrative Agent on behalf of the holders of the Senior Indebtedness shall have the right to file and prove all claims therefor and to take all such other action in the name of Subordinated Lender or otherwise, as the Administrative Agent on behalf of the holders of the Senior Indebtedness may determine to be necessary or appropriate for the enforcement, perfection, pursuit of, or realization upon such claim in order to further its rights hereunder. Upon any such failure by the Subordinated Lender, the Administrative Agent on behalf of the holders of the Senior Indebtedness, and any officer or employee designated by the

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Administrative Agent for such purpose, is hereby constituted and appointed attorney-in-fact for the Subordinated Lender with full power (which power, being coupled with an interest, shall be irrevocable so long as the Senior Indebtedness is in effect) to file any claim, proof of debt or proof of claim in any such proceeding, to take such action as may be necessary or desirable to perfect or realize on such claim and to endorse the Subordinated Lender's name upon any instruments given as a payment on or distribution in connection with the Subordinated Debt.

         (f) In addition to any other remedies available to the Administrative Agent on behalf of the holders of the Senior Indebtedness, the Administrative Agent on behalf of the holders of the Senior Indebtedness is hereby authorized to demand specific performance of the provisions of this Subordinated Debt relating to subordination at any time when the Subordinated Lender shall have failed to comply with any of the provisions relating to subordination. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. The Subordinated Lender hereby acknowledges that the provisions relating to subordination are intended to be enforceable at all times, whether before or after the commencement of an Insolvency Event.

         (g) The Subordinated Lender or any holder of this Subordinated Debt may not transfer, sell or assign its interest in the Subordinated Debt except for transfers or assignments to Hillenbrand Industries Inc. or any of its Subsidiaries, without the consent of the holders of Senior Indebtedness.

         (h) The Subordinated Debt does not, and shall not, have the benefit of any guarantees or security interests.

         (i) The holders of Senior Indebtedness are entitled to the benefits of, and are third party beneficiaries of, the subordination provisions contained herein. The Subordinated Debt may not be amended, modified or renewed without the express written consent of the holders of Senior Indebtedness.